EXHIBIT 99


                        TERM SHEET DATED MAY 8, 2002









                                                         May 8, 2002


                                                                 $862,224,000
                                                                 (Approximate)
                                                       GSR Mortgage Loan Trust 2002-4
                                                   GS Mortgage Securities Corp., Depositor
                                              Mortgage Pass-Through Certificates, Series 2002-4

Overview of the Offered Certificates
------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                Approximate                    Expected     Initial    Estimated      Principal       Principal        Moody's/S&P/
                 Principal                      Credit   Pass-Through  Avg. Life       Payment      Payment Window    Fitch Expected
Certificates      Balance    Collateral Group  Support     Rate(2)     (yrs)(3)       Window(3)   to Maturity(4)(5)      Ratings
------------------------------------------------------------------------------------------------------------------------------------
A1-A           $164,250,000      Group I        2.85%     [     ]%      0.78       06/02-02/04      06/02-02/04       Aaa/AAA/AAA
A1-B           $135,028,000      Group I        2.85%     [     ]%      2.25       02/04-09/04      02/04-08/29       Aaa/AAA/AAA
A2-A           $123,800,000      Group II       2.85%     [     ]%      0.30       06/02-12/02      06/02-12/02       Aaa/AAA/AAA
A2-B           $207,900,000      Group II       2.85%     [     ]%      1.25       12/02-06/04      12/02-06/04       Aaa/AAA/AAA
A2-C           $211,729,000      Group II       2.85%     [     ]%      2.65       06/04-02/05      06/04-03/32       Aaa/AAA/AAA
X1             $299,278,000(1)   Group I         N/A      [     ]%      1.99           N/A              N/A           Aaa/AAA/AAA
X2             $543,429,000(1)   Group II        N/A      [     ]%      2.00           N/A              N/A           Aaa/AAA/AAA
B1             $ 10,409,000    Group I & II     1.65%     [     ]%      3.79       06/02-07/07      06/02-03/32        Aa2/AA/AA
B2             $  5,638,000    Group I & II     1.00%     [     ]%      3.79       06/02-07/07      06/02-03/32         A2/A/A
B3             $  3,470,000    Group I & II     0.60%     [     ]%      3.79       06/02-07/07      06/02-03/32      Baa2/BBB/BBB
   Total       $862,224,000
------------------------------------------------------------------------------------------------------------------------------------

(1)      Notional Amount.
(2) See the Coupons of the Certificates section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3) Assuming payment based on a pricing speed of 35% CPR to the Bond Reset Date on the Class A1-A, Class A1-B, Class A2-A, Class A2-B and Class A2-C Certificates and to a 10% Cleanup Call on the Class X1, Class X2 and Subordinate Certificates.
(4)      Assuming payment based on a pricing speed of 35% CPR.
(5)      The Stated Final Maturity for the Certificates is April 2032.


Selected Mortgage Pool Data
---------------------------
-----------------------------------------------------------------------------------------
                                                Group I       Group II         Total
-----------------------------------------------------------------------------------------
Scheduled Principal Balance:                  $308,058,322   $559,371,445   $867,429,767
Number of Mortgage Loans:                              724          1,128          1,852
Average Scheduled Principal Balance:              $425,495       $495,897       $468,375
Weighted Average Gross Coupon:                       6.99%          7.32%          7.21%
Weighted Average Net Coupon:                         6.73%          7.05%          6.94%
Weighted Average Stated Remaining Term:                327            333            331
Weighted Average Seasoning:                             32             26             28
Weighted Average Amortized Current LTV Ratio:        70.8%          69.2%          69.8%
Weighted Average Months to Roll:                        28             36             33
Weighted Average Margin:                             2.75%          2.75%          2.75%
Weighted Average Net Margin:                         2.49%          2.47%          2.48%
Weighted Average Initial Rate Cap:                   3.00%          2.99%          2.99%
-----------------------------------------------------------------------------------------

Features of the Transaction
---------------------------

|X| Collateral consists of hybrid adjustable rate, single family, residential mortgage loans (the "Mortgage Loans") originated or purchased by Bank of America, N.A. ("Bank of America") and Wells Fargo Home Mortgage, Inc. ("Wells Fargo").

|X| The Mortgage Loans will be serviced by Bank of America (93.5%) and Wells Fargo (6.5%).

|X| Credit support for the Certificates is provided through a senior/subordinated, shifting interest structure. The expected amount of credit support for the Class A Certificates is 2.85% in the form of subordination.

|X| 0.7% of the Mortgage Loans are 30 to 59 days delinquent. A delinquent Mortgage Loan is any loan with respect to which the obligor has failed to make the full payment of principal and interest within 30 days of its April due date.

|X| The Deal will be modeled on Intex as "GSR0204" and on Bloomberg as "GSR 02-4.

|X| The Certificates in the table above are registered under a registration statement filed with the Securities and Exchange Commission.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Time Table
----------

Expected Settlement:                On or before May 30th, 2002

Cut-off Date:                       May 1st, 2002

Pricing Date:                       On or before May 10th, 2002

First Distribution Date:            June 25th, 2002

 Key Terms
----------
Depositor:                          GS Mortgage Securities Corp.

Servicers:                          Bank of America and Wells Fargo

Trustee:                            JPMorgan Chase Bank

Custodian:                          JPMorgan Chase Bank

Servicing Fee:                      25 bps for Mortgage Loans serviced by
                                    Bank of America and 37.5 bps for
                                    Mortgage Loans serviced by Wells Fargo

Trustee Fee:                        0.75 bps

Distribution Date:                  25th day of the month or the following
                                    Business Day

Record Date:                        For any Distribution Date, the last day
                                    of the preceding calendar month, except
                                    for the Class A1-A, Class A2-A and
                                    Class A2-B Certificates, for which the
                                    Record Date is the day preceding the
                                    Distribution Date

Delay Days: 24 day delay on all Certificates except for the Class A1-A, Class A2-A and Class A2-B Certificates for which interest will accrue from the prior Distribution Date (or, the Closing Date, in the case of the first interest accrual period) through the day preceding such Distribution Date

Prepayment Assumption:              35% CPR

Interest Accrual:                   On a 30/360 basis, the prior calendar
                                    month preceding the month of each
                                    Distribution Date, except for the A1-A
                                    Class, A2-A Class and A2-B Class, which
                                    accrues from the 25th of the month
                                    preceding the Distribution Date (or,
                                    the Closing Date, in the case of the
                                    first interest accrual period) to, but
                                    not including, the 25th of the month of
                                    such Distribution Date

Servicer Advancing:                 Yes as to principal and interest,
                                    subject to recoverability

Compensating Interest:              Yes, to the extent of the aggregate
                                    monthly servicing fee

Optional Call:                      The Certificates will have a 10%
                                    optional termination provision

Rating Agencies:                    Moody's Investors Service, Inc.;
                                    Standard & Poor's Ratings Group; Fitch,
                                    Inc.

Minimum Denomination:               Class A Certificates - $25,000
                                    Class B1, Class B2 and Class B3
                                    Certificates - $250,000 Class X1 and
                                    Class X2 - $5,000,000

Legal Investment:                   All of the offered Certificates, other
                                    than the Class B2 and Class B3 are
                                    expected to be SMMEA eligible at
                                    settlement

ERISA Eligible:                     Underwriter's exemption is expected to
                                    apply to all Offered Certificates.
                                    However, prospective purchasers should
                                    consult their own counsel

Tax Treatment:                      All Certificates represent REMIC regular
                                    interests



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------
|X| Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class A1-A, Class A1-B, Class A2-A, Class A2-B and Class A2-C Certificates (collectively, the "Class A Certificates"), and the Class X1 and Class X2 Certificates (collectively, the "Class X Certificates"), (and together with the Class A Certificates, the "Senior Certificates"). In addition, for the first ten years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Class A Certificates, which is intended to increase the relative proportion of Subordinate Certificates and thereby increase the Class A Certificates' credit support percentage. Thereafter, the Subordinate Certificates will begin receiving a portion of their pro rata share of principal prepayments (which portion is scheduled to increase annually) subject to certain loss and delinquency criteria. If within the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds subject to certain loss and delinquency criteria. If after the first 36 months, the credit support is two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.

|X| If the Certificate Balance of the Class A Certificates attributable to one Group exceeds the aggregate principal balance of the Mortgage Loans in such Group, then future payments otherwise allocable to the Subordinate Certificates will be crossed over or used to repay the affected Class A Certificates, and the Subordinate Component Balance for such Group will be less than zero.


Priority of Payments
--------------------

         Beginning in June 2002, and on each Distribution Date thereafter, after reimbursement of any Servicer Advances to the Servicer (or the Trustee, if not made by the Servicer), distributions will be made in the order and priority as follows:

         (a) unless a Credit Support Depletion Date shall have occurred, the Group I available distribution amount will be distributed:

                  (i) first, pro rata to the Class A1-A, Class A1-B and Class X1 Certificates, Accrued Certificate Interest thereon;

                  (ii) second, sequentially to the Class A1-A and Class A1-B Certificates, as principal, the Group I senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (b) unless a Credit Support Depletion Date shall have occurred, the Group II available distribution amount will be distributed:

                  (i) first, pro rata to the Class A2-A, Class A2-B, Class A2-C and Class X2 Certificates, Accrued Certificate Interest thereon;

                  (ii) second, as principal to the Class R1, Class R2 and Class R3 Certificates pro rata in proportion to their outstanding certificate balances until such certificate balances have been reduced to zero; and

                  (iii) third, sequentially to the Class A2-A, Class A2-B and Class A2-C Certificates, as principal, the Group II senior principal distribution amount, in each case until the certificate balance of each such class shall have been reduced to zero;

         (c) subject to the exceptions described below, unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

                  (i)      to the Class B1 Certificates, Accrued
                           Certificate Interest thereon;

                  (ii) to the Class B1 Certificates, their pro rata share of the subordinate principal distribution amount;

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                  (iii)    to the Class B2 Certificates, Accrued
                           Certificate Interest thereon;

                  (iv) to the Class B2 Certificates, their pro rata share of the subordinate principal distribution amount;

                  (v)      to the Class B3 Certificates, Accrued
                           Certificate Interest thereon;

                  (vi) to the Class B3 Certificates, their pro rata share of the subordinate principal distribution amount;

                  (vii)    to the Class B4, Class B5 and Class B6
                           Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4
                           Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                  (viii) to each class of the certificates in order of seniority, up to the amount of unreimbursed realized losses previously allocated to that class, if any; provided, however, that any amounts distributed pursuant to this paragraph
                           (c)(viii) will not cause a further reduction in the class principal balances of any of the certificates; and

                  (ix) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full to the Residual Certificates pro rata.

         If a Credit Support Depletion Date should occur, on such Distribution Date and thereafter, distributions of principal on the Class A1-A and Class A1-B Certificates and Class A2-A, Class A2-B and Class A2-C Certificates will be made to such classes pro rata for their respective Group based on their Certificate balances rather than sequentially as described above. A "Credit Support Depletion Date" is the first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

         Under the distribution priority described above, although each class of Subordinate Certificates will be entitled to a pro rata portion of the subordinate principal distribution amount, the available distribution amount may not be sufficient to pay each class of Subordinate Certificates its pro rata share of the subordinate principal distribution amount, in which case the available funds will be distributed in the priority described above, subject to the exceptions described below. Notwithstanding the paragraph above, on any Distribution Date on which the Subordination Level (as defined below) for any class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates will be allocated to increase such Subordination Level. The most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date will be identified, and the prepayment portion of the subordinate principal distribution amount otherwise allocable to the classes of Subordinate Certificates junior to that class will instead be allocated among the more senior classes of Subordinate Certificates, pro rata in proportion to the certificate balances of those classes.

         With respect to any class of Subordinate Certificates, the "Subordination Level" on any specified date is the percentage obtained by dividing the sum of the certificate balances of all classes of Subordinate Certificates that are subordinate to that class by the sum of the certificate balances of all classes of certificates as of that date, before giving effect to distributions and allocations of realized losses to the certificates on that date.

         "Accrued Certificate Interest" consists of (i) previously accrued interest that remained unpaid on the previous Distribution Date, or (ii) interest accrued for the related interest accrual period.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


Coupons of the Certificates
---------------------------
 ---------------------------------------------------------------------------------------------------------------------
             Class                    Bond Reset Date             Initial Coupon        Coupon After Adjustment Date
                                                                   (approximate)
 ---------------------------------------------------------------------------------------------------------------------
             A1-A                     September 2004                   [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ---------------------------------------------------------------------------------------------------------------------
             A1-B                     September 2004                   [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ---------------------------------------------------------------------------------------------------------------------
             A2-A                      February 2005                   [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ---------------------------------------------------------------------------------------------------------------------
             A2-B                      February 2005                   [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ---------------------------------------------------------------------------------------------------------------------
             A2-C                      February 2005                   [ ]%              The Minimum of the (1) Net
                                                                                          WAC and (2) One-Year CMT
                                                                                                plus 175 bps
 ---------------------------------------------------------------------------------------------------------------------
              X1                            N/A               Group I Excess Interest      Group I Excess Interest
 ---------------------------------------------------------------------------------------------------------------------
              X2                            N/A              Group II Excess Interest     Group II Excess Interest
 ---------------------------------------------------------------------------------------------------------------------

    (1) Class B Certificate Rate. The interest rate (the "Class B Certificate Rate") on the Subordinate Certificates will equal, on any Distribution Date, the quotient expressed as a percentage, of:

         (a)  the sum of:

              (i) the product of (x) the Group I weighted average rate and
         (y) the Subordinate Component Balance for Group I immediately preceding that Distribution Date; and

              (ii) the product of (x) the Group II weighted average rate and (y) the Subordinate Component Balance for Group II immediately preceding that Distribution Date;

         (b) divided by the sum of the Subordinate Component Balances for Group I and Group II immediately preceding that Distribution Date.

The initial Class B Certificate Rate will be approximately [ ]% per annum.

The "Subordinate Component Balance" for each Group is the aggregate principal balance of the mortgage loans in that Group minus the Certificate Balance of the Class A Certificates of that Group.

For purposes of calculating weighted average rates, the "Rate" for each mortgage loan is equal to the per annum mortgage interest rate on that mortgage loan less the applicable Servicing Fee and Trustee Fee.

    (2) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X1 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A1 Certificates. The initial Class X1 Certificate notional amount will be approximately $299,278,000, and for any distribution date will equal the aggregate certificate balance of the Class A1 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X1 Certificates will equal the excess, if any, of (i) the Group I weighted average net rate over (ii) the Pass-Through Rate of the Class A1 Certificates.

    (3) Approximate rate for the first Distribution Date, stated as a percentage of the notional amount. The Class X2 Certificates will not receive any distributions of principal, but will accrue interest on the notional amount of the Class A2 Certificates. The initial Class X2 Certificate notional amount will be approximately $543,429,000, and for any distribution date will equal the aggregate certificate balance of the Class A2 Certificates immediately preceding that distribution date. On each distribution date the annual certificate interest rate on the Class X2 Certificates will equal the excess, if any, of (i) the Group II weighted average net rate over (ii) the Pass-Through Rate of the Class A2 Certificates.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Selected Mortgage Loan Data
---------------------------

                                The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                                       $867,429,767
Number of Mortgage Loans:                                                                 1,852
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,959,731
Average Scheduled Principal Balance:                                                   $468,375
Weighted Average Gross Coupon:                                                            7.21%
Weighted Average Net Coupon:                                                              6.94%
Weighted Average Stated Remaining Term:                                                     331
Weighted Average Seasoning:                                                                  28
Weighted Average Amortized Current LTV Ratio:                                             69.8%
Weighted Average Months to Roll:                                                             33
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        2.99%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.80%
Weighted Average FICO Score:                                                                725



                                               Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Below $250,000                                        23               $    3,055,827                 0.4%
$250,001 - $350,000                                  582                  185,588,286                21.4
$350,001 - $500,000                                  728                  300,529,437                34.6
$500,001 - $650,000                                  273                  156,655,226                18.1
$650,001 - $750,000                                   86                   60,662,092                 7.0
$750,001 - $900,000                                   53                   42,935,822                 4.9
Greater than or equal to $900,001                    107                  118,003,077                13.6
-----------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
=================================================================================================================


Column totals may not add to 100.0% due to rounding.


                                                         Gross Coupons


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Below 6.00%                                          107                $  50,094,286                 5.8%
6.00% - 6.49%                                        150                   65,701,036                 7.6
6.50% - 6.99%                                        307                  143,506,961                16.5
7.00% - 7.49%                                        625                  283,305,447                32.7
7.50% - 7.99%                                        445                  215,611,851                24.9
8.00% - 8.49%                                        209                  102,928,605                11.9
8.50% - 8.99%                                          3                    1,440,238                 0.2
9.00% - 9.49%                                          6                    4,841,343                 0.6
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                  Amortized Current Loan-to-Value Ratios


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio            Loans (#)                Amount ($)              Balance (%)
-------------------------------------            ---------                ----------              -----------
Below 40.00%                                          74                   33,852,524                 3.9
40.00% - 49.99%                                       95                   45,805,492                 5.3
50.00% - 59.99%                                      176                   88,359,644                10.2
60.00% - 69.99%                                      314                  164,882,620                19.0
70.00% - 79.99%                                    1,043                  478,467,529                55.2
80.00% - 84.99%                                       17                    6,644,307                 0.8
85.00% - 89.99%                                       81                   29,975,722                 3.5
90.00% - 100.00%                                      52                   19,441,930                 2.2
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


                                                        Primary Mortgage Insurance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")               Loans (#)                Amount ($)              Balance (%)
----------------------------------               ---------                ----------              -----------
Amortized CLTV < 80%                               1,704                  $811,914,080               93.6%
Amortized CLTV > 80% With PMI                         91                    32,850,139                3.8
Amortized CLTV > 80%, No PMI                          57                    22,665,548                2.6
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                  $867,429,767              100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


                                                       Stated Remaining Months to Maturity


Stated Remaining                              No. of Mortgage           Total Dollar          Scheduled Principal
Term (Scheduled)                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
Under 313 Months                                      67                $   27,116,857                3.1%
313 - 324 Months                                     174                    86,063,377                9.9
325 - 336 Months                                   1,186                   546,465,931               63.0
337 - 348 Months                                     289                   143,827,423               16.6
349 - 360 Months                                     136                    63,956,180                7.4
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                  $867,429,767              100.0%
====================================================================================================================



Column totals may not add to 100.0% due to rounding.



                                                                Indices

                                           No. of Mortgage               Total Dollar            Scheduled Principal
Index                                         Loans (#)                    Amount ($)                 Balance (%)
-----                                      ---------------               ------------            -------------------
1 Year CMT                                     1,848                     $865,602,647                   99.8%
1 Year LIBOR                                     4                        1,827,120                      0.2
--------------------------------------------------------------------------------------------------------------------
Total                                          1,852                     $867,429,767                  100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                     Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------
25 - 30 Months                                       724                 $308,058,322                35.5%
31 - 36 Months                                       675                  333,030,792                38.4
37 - 42 Months                                       389                  193,257,704                22.3
43+ Months                                            64                   33,082,948                 3.8
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                              Margin


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
2.0000%                                                1              $       559,728                 0.1%
2.2500%                                                3                    1,267,392                 0.1
2.5000%                                               30                   13,705,282                 1.6
2.7500%                                            1,790                  841,295,310                97.0
2.8750%                                               27                   10,227,372                 1.2
3.0000%                                                1                      374,683                 0.0
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                           Initial Rate Cap


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
2.0000%                                              145                $  65,668,285                 7.6%
2.3750%                                                1                      312,991                 0.0
2.6250%                                                1                      754,018                 0.1
2.8750%                                                1                      300,829                 0.0
3.0000%                                            1,643                  770,280,516                88.8
5.0000%                                               60                   29,795,435                 3.4
6.0000%                                                1                      317,693                 0.0
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                             FICO Scores


                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
----------                                       ---------                ----------              -----------
Unavailable                                           19                 $    9,428,183               1.1%
Below 640                                            148                     65,866,354               7.6
640 - 659                                             88                     39,909,640               4.6
660 - 679                                            132                     63,241,299               7.3
680 - 699                                            184                     89,899,101              10.4
700 - 719                                            197                     92,163,894              10.6
720 - 739                                            225                    108,798,361              12.5
740 - 759                                            278                    132,859,270              15.3
760+                                                 581                    265,263,666              30.6
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                   $867,429,767             100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.



                                                             Property State


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------                                      ---                   ----------              -----------
California                                           918                 $450,597,367                51.9%
Florida                                              108                   50,678,073                 5.8
Texas                                                 93                   42,635,598                 4.9
Colorado                                              85                   35,732,856                 4.1
North Carolina                                        59                   27,261,272                 3.1
All Other States(1)                                  589                  260,524,601                30.2
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



                                                          Property Type


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
-------------                                       ---                   ----------              -----------
2 - 4  Family                                         24                $  16,968,017                 2.0%
Co-op                                                  1                      309,520                 0.0
Condominium                                          113                   49,071,237                 5.7
PUD                                                  556                  248,944,779                28.7
Single Family                                      1,148                  548,553,373                63.2
Townhouse                                             10                    3,582,842                 0.4
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


                                                         Loan Purpose


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Cash Out Refi                                        183                $  85,110,648                 9.8%
Purchase                                           1,362                  635,243,627                73.2
Rate Term Refi                                       307                  147,075,491                17.0
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Column totals may not add to 100.0% due to rounding.



                                                             Occupancy


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
---------                                        ---------                ----------              -----------
Investor                                              15               $    7,574,820                 0.9%
Primary                                            1,739                  812,451,758                93.7
Second Home                                           98                   47,403,189                 5.5
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                                Age


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
---                                              ---------                ----------              -----------
0 - 6 Months                                         127                $  59,285,511                 6.8%
7 - 12 Months                                         12                    6,161,832                 0.7
13 - 18 Months                                        23                   13,090,395                 1.5
19 - 24 Months                                       353                  177,475,046                20.5
25 - 30 Months                                       542                  261,163,204                30.1
31 - 36 Months                                       568                  243,207,460                28.0
37 - 42 Months                                        99                   50,856,870                 5.9
43+ Months                                           128                   56,189,449                 6.5
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
=====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                        Document Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
---------------                                  ---------                ----------              -----------
Alternative                                          394                 $173,177,176                19.9%
Standard                                             945                  455,872,961                52.6
Stated Income                                          2                      800,673                 0.1
Streamline                                           108                   51,692,440                 6.0
Unavailable                                          403                  185,886,517                21.4
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                         Property Zip Codes


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
90210                                                  8                $   7,373,523                 0.9%
90266                                                 14                    8,966,879                 1.0
94010                                                 10                    8,306,317                 1.0
94022                                                  9                    6,243,224                 0.7
94114                                                  9                    6,187,137                 0.7
94566                                                 12                    5,973,183                 0.7
95014                                                 13                    6,858,915                 0.8
95030                                                  7                    5,952,764                 0.7
95070                                                 11                    7,239,716                 0.8
95138                                                 12                    6,062,037                 0.7
All Other                                          1,747                  798,266,072                92.0
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                        Delinquency Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
Current                                            1,838                 $861,156,820                99.3%
30                                                    14                    6,272,947                 0.7
--------------------------------------------------------------------------------------------------------------------
Total                                              1,852                 $867,429,767               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                  The Mortgage Loans (Group I)

Scheduled Principal Balance:                                                       $308,058,322
Number of Mortgage Loans:                                                                   724
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,787,754
Average Scheduled Principal Balance:                                                   $425,495
Weighted Average Gross Coupon:                                                            6.99%
Weighted Average Net Coupon:                                                              6.74%
Weighted Average Stated Remaining Term:                                                     327
Weighted Average Seasoning:                                                                  32
Weighted Average Amortized Current LTV Ratio:                                             70.8%
Weighted Average Months to Roll:                                                             28
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        3.00%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.97%
Weighted Average FICO Score:                                                                727



                                                    Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Below $250,000                                        11              $     1,413,366                 0.5%
$250,001 - $350,000                                  288                   91,847,158                29.8
$350,001 - $500,000                                  274                  112,515,960                36.5
$500,001 - $650,000                                  100                   57,702,947                18.7
$650,001 - $750,000                                   24                   16,844,682                 5.5
$750,001 - $900,000                                    6                    4,874,703                 1.6
$900,001+                                             21                   22,859,506                 7.4
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                          Gross Coupons


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Below 6.00%                                            9               $    3,933,519                 1.3%
6.00% - 6.49%                                         87                   36,938,797                12.0
6.50% - 6.99%                                        152                   67,090,631                21.8
7.00% - 7.49%                                        382                  161,662,364                52.5
7.50% - 7.99%                                         90                   37,014,719                12.0
8.00% - 8.49%                                          3                    1,098,017                 0.4
8.50% - 8.99%                                          1                      320,276                 0.1
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================



Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                               Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
-------------------------------------              ---------              ----------              -----------
Below 40.00%                                           25                    8,960,342                2.9
40.00% - 49.99%                                        30                   11,823,791                3.8
50.00% - 59.99%                                        67                   30,190,422                9.8
60.00% - 69.99%                                       107                   52,345,719               17.0
70.00% - 79.99%                                       434                  182,539,194               59.3
80.00% - 84.99%                                         9                    3,464,782                1.1
85.00% - 89.99%                                        37                   13,509,557                4.4
90.00% - 100.00%                                       15                    5,224,516                1.7
--------------------------------------------------------------------------------------------------------------------
Total                                                 724                 $308,058,322              100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                     Primary Mortgage Insurance


                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
----------------------------------                 ---------              ----------              -----------
Amortized CLTV < 80%                                  665                 $286,405,740               93.0%
Amortized CLTV > 80%, With PMI                         36                   12,674,157                4.1
Amortized CLTV > 80% No PMI                            23                    8,978,425                2.9
--------------------------------------------------------------------------------------------------------------------
Total                                                 724                 $308,058,322              100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage         Total Dollar          Scheduled Principal
                                                                                    -
Term (Scheduled)                                   Loans (#)              Amount ($)              Balance (%)
----------------                                   ---------              ----------              -----------
Under 313 Months                                       13               $    4,323,973                1.4%
325 - 336 Months                                      700                  298,854,928               97.0
337 - 348 Months                                       11                    4,879,421                1.6
--------------------------------------------------------------------------------------------------------------------
Total                                                 724                 $308,058,322              100.0%
====================================================================================================================



Column totals may not add to 100.0% due to rounding.



                                               Indices


                              No. of Mortgage                    Total Dollar                Scheduled Principal
Index                            Loans (#)                         Amount ($)                   Balance (%)
-----                         ---------------                    ------------                -------------------
1 Year CMT                        724                            $308,058,322                       100.0%
--------------------------------------------------------------------------------------------------------------------
Total                             724                            $308,058,322                       100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                         Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------
25 - 30 Months                                       724                 $308,058,322               100.0%
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                              Margin


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
2.2500%                                               20               $    7,898,114                 2.6%
2.7500%                                              687                  294,225,846                95.5
2.8750%                                               16                    5,559,679                 1.8
3.0000%                                                1                      374,683                 0.1
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                         Initial Rate Cap


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
2.0000%                                               14               $    5,690,729                 1.8%
3.0000%                                              702                  299,609,978                97.3
5.0000%                                                7                    2,439,922                 0.8
6.0000%                                                1                      317,693                 0.1
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                          FICO Scores

                                              No. of Mortgage           Total Dollar          Scheduled Principal
                                                                                    -
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
----------                                       ---------                ----------              -----------
Unavailable                                            8               $    4,530,836                 1.5%
Below 640                                             40                   16,867,590                 5.5
640 - 659                                             35                   15,460,278                 5.0
660 - 679                                             52                   21,720,393                 7.1
680 - 699                                             78                   35,051,087                11.4
700 - 719                                             78                   33,534,115                10.9
720 - 739                                             75                   33,909,097                11.0
740 - 759                                            120                   50,117,025                16.3
760+                                                 238                   96,867,901                31.4
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                           Property State


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------                                      ---                   ----------              -----------
California                                           299                 $128,904,553                41.8%
Colorado                                              58                   24,624,194                 8.0
Florida                                               45                   19,550,780                 6.3
Texas                                                 35                   14,254,134                 4.6
North Carolina                                        33                   13,294,843                 4.3
Virginia                                              27                   11,801,992                 3.8
Washington                                            29                   11,242,042                 3.7
Georgia                                               23                    9,668,325                 3.1
All Other States(1)                                  175                   74,717,459                24.3
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



                                                           Property Type


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
-------------                                       ---                   ----------              -----------
2 - 4 Family                                           5               $    3,451,516                 1.1%
Condominium                                           34                   12,926,456                 4.2
PUD                                                  263                  108,317,164                35.2
Single Family                                        417                  181,646,360                59.0
Townhouse                                              5                    1,716,826                 0.6
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                           Loan Purpose


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Cash Out Refi                                         50                $  21,732,090                 7.1%
Purchase                                             583                  241,522,287                78.4
Rate Term Refi                                        91                   44,803,945                14.5
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                             Occupancy


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
---------                                        ---------                ----------              -----------
Investor                                               3              $       959,377                 0.3%
Primary                                              684                  290,913,067                94.4
Second Home                                           37                   16,185,879                 5.3
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                                Age


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
---                                              ---------                ----------              -----------
13 - 18 Months                                         2              $       784,571                 0.3%
19 - 24 Months                                         9                    4,094,851                 1.3
25 - 30 Months                                       138                   58,187,343                18.9
31 - 36 Months                                       565                  241,629,707                78.4
43+ Months                                            10                    3,361,851                 1.1
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                             Document Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
---------------                                  ---------                ----------              -----------
Alternative                                          161               $   65,250,366                21.2%
Standard                                             390                  166,798,520                54.1
Streamline                                            71                   35,163,515                11.4
Unavailable                                          102                   40,845,921                13.3
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                             Property Zip Codes


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
28207                                                  3               $    2,368,239                 0.8%
28277                                                  6                    2,250,878                 0.7
85253                                                  2                    2,094,777                 0.7
85255                                                  4                    2,326,049                 0.8
85259                                                  5                    1,983,882                 0.6
90266                                                  5                    3,027,361                 1.0
94022                                                  5                    3,181,373                 1.0
94040                                                  7                    2,711,639                 0.9
94611                                                  4                    3,070,031                 1.0
95138                                                  5                    2,835,001                 0.9
All Other                                            678                  282,209,093                91.6
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                       Delinquency Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
Current                                              719                 $305,579,661                99.2%
30                                                     5                    2,478,661                 0.8
--------------------------------------------------------------------------------------------------------------------
Total                                                724                 $308,058,322               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                    The Mortgage Loans (Group II)

Scheduled Principal Balance:                                                       $559,371,445
Number of Mortgage Loans:                                                                 1,128
Scheduled Principal Balance of the Largest Mortgage Loan:                            $1,959,731
Average Scheduled Principal Balance:                                                   $495,897
Weighted Average Gross Coupon:                                                            7.32%
Weighted Average Net Coupon:                                                              7.05%
Weighted Average Stated Remaining Term:                                                     333
Weighted Average Seasoning:                                                                  26
Weighted Average Amortized Current LTV Ratio:                                             69.2%
Weighted Average Months to Roll:                                                             36
Weighted Average Margin:                                                                  2.75%
Weighted Average Initial Rate Cap:                                                        2.99%
Weighted Average Periodic Rate Cap:                                                       2.00%
Weighted Average Lifetime Rate Cap:                                                       5.70%
Weighted Average FICO Score:                                                                724




                                                      Scheduled Principal Balance


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Scheduled Principal Balance                       Loans (#)               Amount ($)              Balance (%)
---------------------------                       ---------               ----------              -----------
Below $250,000                                        12               $    1,642,461                 0.3%
$250,001 - $350,000                                  294                   93,741,128                16.8
$350,001 - $500,000                                  454                  188,013,477                33.6
$500,001 - $650,000                                  173                   98,952,279                17.7
$650,001 - $750,000                                   62                   43,817,409                 7.8
$750,001 - $900,000                                   47                   38,061,119                 6.8
$900,001+                                             86                   95,143,572                17.0
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                             Gross Coupons


                                              No. of Mortgage           Total Dollar         Scheduled Principal
Gross Coupon                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Below 6.00%                                           98                $  46,160,767                 8.3%
6.00% - 6.49%                                         63                   28,762,239                 5.1
6.50% - 6.99%                                        155                   76,416,330                13.7
7.00% - 7.49%                                        243                  121,643,084                21.7
7.50% - 7.99%                                        355                  178,597,132                31.9
8.00% - 8.49%                                        206                  101,830,588                18.2
8.50% - 8.99%                                          2                    1,119,962                 0.2
9.00% - 9.49%                                          6                    4,841,343                 0.9
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================




Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                               Amortized Current Loan-to-Value Ratios


                                                No. of Mortgage         Total Dollar         Scheduled Principal
Amortized Current Loan-to-Value Ratio              Loans (#)              Amount ($)              Balance (%)
-------------------------------------              ---------              ----------              -----------
Below 40.00%                                             49                 24,892,182                4.5
40.00% - 49.99%                                          65                 33,981,701                6.1
50.00% - 59.99%                                         109                 58,169,221               10.4
60.00% - 69.99%                                         207                112,536,900               20.1
70.00% - 79.99%                                         609                295,928,335               52.9
80.00% - 84.99%                                           8                  3,179,525                0.6
85.00% - 89.99%                                          44                 16,466,166                2.9
90.00% - 100.00%                                         37                 14,217,415                2.5
--------------------------------------------------------------------------------------------------------------------
Total                                                 1,128               $559,371,445              100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                     Primary Mortgage Insurance


                                                No. of Mortgage         Total Dollar          Scheduled Principal
Primary Mortgage Insurance ("PMI")                 Loans (#)              Amount ($)              Balance (%)
----------------------------------                 ---------              ----------              -----------
Amortized CLTV < 80%                                  1,039               $525,508,339               93.9%
Amortized CLTV > 80%, With PMI                           55                 20,175,982                3.6
Amortized CLTV > 80% No PMI                              34                 13,687,123                2.4
--------------------------------------------------------------------------------------------------------------------
Total                                                 1,128               $559,371,445              100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                  Stated Remaining Months to Maturity


Stated Remaining                                No. of Mortgage         Total Dollar          Scheduled Principal
Term (Scheduled)                                   Loans (#)              Amount ($)              Balance (%)
----------------                                   ---------              ----------              -----------
Under 313 Months                                         54              $  22,792,883                4.1%
313 - 324 Months                                        174                 86,063,377               15.4
325 - 336 Months                                        486                247,611,003               44.3
337 - 348 Months                                        278                138,948,002               24.8
349 - 360 Months                                        136                 63,956,180               11.4
--------------------------------------------------------------------------------------------------------------------
Total                                                 1,128               $559,371,445              100.0%
====================================================================================================================



Column totals may not add to 100.0% due to rounding.



                                           Indices

                              No. of Mortgage             Total Dollar                          Scheduled Principal
Index                            Loans (#)                  Amount ($)                             Balance (%)
-----                         ---------------             ------------                          --------------------
1 Year CMT                       1,124                    $557,544,325                                 99.7%
1 Year LIBOR                         4                       1,827,120                                  0.3
--------------------------------------------------------------------------------------------------------------------
Total                            1,128                    $559,371,445                                100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                                          Months to Roll


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Months to Roll                                   Loans (#)                Amount ($)              Balance (%)
--------------                                   ---------                ----------              -----------
31 - 36 Months                                       675                 $333,030,792                59.5%
37 - 42 Months                                       389                  193,257,704                34.5
43+ Months                                            64                   33,082,948                 5.9
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                                Margin


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Margin                                           Loans (#)                Amount ($)              Balance (%)
------                                           ---------                ----------              -----------
2.0000%                                                1              $       559,728                 0.1%
2.2500%                                                3                    1,267,392                 0.2
2.5000%                                               10                    5,807,168                 1.0
2.7500%                                            1,103                  547,069,464                97.8
2.8750%                                               11                    4,667,693                 0.8
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                       Initial Rate Cap


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Initial Rate Cap                                 Loans (#)                Amount ($)              Balance (%)
----------------                                 ---------                ----------              -----------
2.0000%                                              131               $   59,977,556                10.7%
2.3750%                                                1                      312,991                 0.1
2.6250%                                                1                      754,018                 0.1
2.8750%                                                1                      300,829                 0.1
3.0000%                                              941                  470,670,538                84.1
5.0000%                                               53                   27,355,513                 4.9
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                            FICO Scores


                                              No. of Mortgage           Total Dollar          Scheduled Principal
FICO Score                                       Loans (#)                Amount ($)              Balance (%)
----------                                       ---------                ----------              -----------
Unavailable                                           11                 $    4,897,347               0.9%
Below 640                                            108                     48,998,764               8.8
640 - 659                                             53                     24,449,362               4.4
660 - 679                                             80                     41,520,905               7.4
680 - 699                                            106                     54,848,014               9.8
700 - 719                                            119                     58,629,779              10.5
720 - 739                                            150                     74,889,264              13.4
740 - 759                                            158                     82,742,244              14.8
760+                                                 343                    168,395,765              30.1
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                   $559,371,445             100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                          Property State


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property State                                      (#)                   Amount ($)              Balance (%)
--------------                                      ---                   ----------              -----------
California                                           619                 $321,692,814                57.5%
Florida                                               63                   31,127,293                 5.6
Texas                                                 58                   28,381,464                 5.1
All Other States(1)                                  388                  178,169,874                31.9
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.
(1) Each of the other states is less than 3.0% of the aggregate principal balance.



                                                           Property Type


                                           No. of Mortgage Loans        Total Dollar          Scheduled Principal
Property Type                                       (#)                   Amount ($)              Balance (%)
-------------                                       ---                   ----------              -----------
2 - 4 Family                                          19                $  13,516,501                 2.4%
Co-op                                                  1                      309,520                 0.1
Condominium                                           79                   36,144,780                 6.5
PUD                                                  293                  140,627,615                25.1
Single Family                                        731                  366,907,012                65.6
Townhouse                                              5                    1,866,016                 0.3
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                          Loan Purpose


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Loan Purpose                                     Loans (#)                Amount ($)              Balance (%)
------------                                     ---------                ----------              -----------
Cash Out Refi                                        133                $  63,378,558                11.3%
Purchase                                             779                  393,721,340                70.4
Rate Term Refi                                       216                  102,271,546                18.3
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                            Occupancy


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Occupancy                                        Loans (#)                Amount ($)              Balance (%)
---------                                        ---------                ----------              -----------
Investor                                              12               $    6,615,444                 1.2%
Primary                                            1,055                  521,538,691                93.2
Second Home                                           61                   31,217,310                 5.6
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                                 Age


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Age                                              Loans (#)                Amount ($)              Balance (%)
---                                              ---------                ----------              -----------
0 - 6 Months                                         127                $  59,285,511                10.6%
7 - 12 Months                                         12                    6,161,832                 1.1
13 - 18 Months                                        21                   12,305,825                 2.2
19 - 24 Months                                       344                  173,380,195                31.0
25 - 30 Months                                       404                  202,975,861                36.3
31 - 36 Months                                         3                    1,577,753                 0.3
37 - 42 Months                                        99                   50,856,870                 9.1
43+ Months                                           118                   52,827,598                 9.4
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                           Document Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Document Status                                  Loans (#)                Amount ($)              Balance (%)
---------------                                  ---------                ----------              -----------
Alternative                                          233                 $107,926,809                19.3%
Standard                                             555                  289,074,441                51.7
Stated Income                                          2                      800,673                 0.1
Streamline                                            37                   16,528,925                 3.0
Unavailable                                          301                  145,040,596                25.9
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                                         Property Zip Codes


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Property Zip Codes                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
90210                                                  7                $   5,585,769                 1.0%
90266                                                  9                    5,939,517                 1.1
94010                                                  6                    6,690,452                 1.2
94087                                                 13                    5,051,279                 0.9
94114                                                  6                    5,236,933                 0.9
94306                                                  6                    4,345,763                 0.8
94506                                                  8                    4,970,600                 0.9
95014                                                 10                    5,664,471                 1.0
95030                                                  6                    5,010,125                 0.9
95070                                                  8                    5,416,062                 1.0
All Other                                          1,049                  505,460,472                90.4
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================


Column totals may not add to 100.0% due to rounding.



                                                       Delinquency Status


                                              No. of Mortgage           Total Dollar          Scheduled Principal
Delinquency Status                               Loans (#)                Amount ($)              Balance (%)
------------------                               ---------                ----------              -----------
Current                                            1,119                 $555,577,159                99.3%
30                                                     9                    3,794,286                 0.7
--------------------------------------------------------------------------------------------------------------------
Total                                              1,128                 $559,371,445               100.0%
====================================================================================================================

Column totals may not add to 100.0% due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.